UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23226)

Listed Funds Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kent P. Barnes, Secretary

Listed Funds Trust

c/o U.S. Bancorp Fund Services, LLC

777 East Wisconsin Avenue, 10th Floor

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 516-1681

Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2022

Item 1. Reports to Stockholders.

(a)

Changebridge ETFs

Changebridge Capital Long/Short Equity ETF (CBLS)
Changebridge Capital Sustainable Equity ETF (CBSE)

ANNUAL REPORT

October 31, 2022

Changebridge ETFs

Table of Contents

Shareholder Letter (Unaudited)	2
Shareholder Expense Example (Unaudited)	8
Performance Overviews (Unaudited)	9
Schedules of Investments and Securities Sold Short	10
Changebridge Capital Long/Short Equity ETF	10
Changebridge Capital Sustainable Equity ETF	13
Statements of Assets and Liabilities	14
Statements of Operations	15
Statements of Changes in Net Assets	16
Statement of Cash Flows	18
Financial Highlights	19
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	29
Board Consideration & Approval of Advisory Agreement (Unaudited)	30
Supplemental Information (Unaudited)	33
Board of Trustees and Officers (Unaudited)	34
Privacy Policy (Unaudited)	36

Changebridge ETFs

Shareholder Letter

October 31, 2022 (Unaudited)

Dear Shareholders:

Changebridge Capital LLC (“Changebridge”), the investment advisor to the Changebridge ETF’s, is pleased to release its annual report for 2022. Changebridge was founded on the belief that capital markets include areas of inefficiency, which can be identified through rigorous research. Our core values of transparency, sustainability, efficiency, and conviction are inherent in our approach to active management.

Managing Active ETFs for Modern Investors enables Changebridge to bridge the space between traditional active management approaches and the modern demands of investors. This is accomplished through Changebridge’s QFS Investment Process:

●

Quantitative Screening is repeatable, capable of processing large amounts of data, and is helpful in reducing behavioral biases. Changebridge harnesses quantitative capabilities and applies them in a unique way. Instead of letting quantitative factors dictate portfolio decisions (buy/sell/hold), the team uses quantitative tools to highlight areas of inefficiency. Focusing fundamental research on securities that exhibit inefficiencies is an important step in delivering a high active share and risk-adjusted returns above broader indices and benchmarks.

●

Fundamental Research enables the team to deeply analyze securities that exhibit inefficiencies. Engaging with management teams, reviewing financial statements, and developing risk/reward profiles facilitates a deeper understanding of each business and confers conviction.

●

Sustainability Assessments are manifest throughout the research process, scrutinizing whether management teams are equipped to navigate the responsibility they have to all stakeholders, in pursuit of risk-adjusted returns for our investors.

The result of this QFS Investment Process is a portfolio of high conviction investments intended to deliver alpha (the excess return of an investment relative to the return of a benchmark index) for our shareholders. With a rigorous investment process and a client-centric approach, Changebridge has embraced the industry’s migration to Actively Managed ETFs.

We have summarized the fiscal year performance, contributors & detractors for each of the two strategies in the following pages.

Vince Lorusso, Portfolio Manager

Changebridge ETFs

Shareholder Letter

October 31, 2022 (Unaudited) (Continued)

Changebridge Capital Long/Short Equity ETF (CBLS)

Strategy Overview:

The Changebridge Capital Long/Short Equity ETF (the “Fund”) seeks long-term capital appreciation while minimizing volatility. The fund strives to generate positive alpha via both the long portfolio (owned securities) and short portfolio (securities borrowed and sold but not owned) over the course of an entire investment cycle. We believe the Fund has the potential to enhance an investor’s return profile while reducing risk.

The Fund is a U.S. focused, liquid alternative ETF adhering to Changebridge’s aforementioned QFS Investment Process. The process identifies both long and short investments that are expected to outperform and underperform, respectively. The Fund targets long positions trading at a discount to current and future cash flows, that generate returns on invested capital in excess of their cost of capital. We look for short positions that erode shareholder value over time.

For the fiscal year ending October 31, 2022, CBLS returned -10.95% on a NAV basis and -10.66% on a market price basis. This compares to its benchmark, the Wilshire Liquid Alternative Equity Hedge Total Return Index, which returned -6.62% over the same time. During the fiscal year, the long portfolio had an average weighting of ~91%, which detracted ~19% from returns, while the short book had an average weighting of ~34%, which contributed ~13% to returns.

Top 5 Contributors:

●

Chesapeake Energy (CHK) – Chesapeake has benefited from an improved capital structure and three-pronged cash return program that utilizes a base dividend, variable dividend, and share buybacks amidst a global supply/demand imbalance of natural gas.

●

TransMedics Group (TMDX) – With ramping revenues and broadening customer adoption, TransMedics has begun to demonstrate its potential impact on the organ care / transplant industry. The company’s portfolio of lung, heart, and liver organ care systems each hit important milestones during the year.

●

Helix Energy Solutions (HLX) – As the energy infrastructure attracts greater investment, Helix’s well intervention and robotics capabilities have benefited from the overall increase in demand. The company helps energy producers maximize production, decommission end-of-life oil and gas fields, and supports renewable energy developments.

●

New Fortress Energy (NFE) – New Fortress Energy develops, finances, and operates natural gas facilities, power plants and logistics solutions. The company is helping to accelerate the world’s transition to clean energy, which has seen a lift in demand during the year as the world’s energy shortages become more apparent.

●

Bowlero Corp (BOWL) – As the global leader in bowling entertainment and owner of the Professional Bowlers Association, Bowlero serves more than 27 million guests each year. During the year, Bowlero demonstrated broad-based sales momentum and Management reiterated an extended runway for growth in the business.

Top 5 Detractors:

●

Semler Scientific (SMLR) – Semler Scientific has been developing a technology to improve Peripheral Arterial Disease (PAD) and cardiovascular testing capabilities. While these conditions are frequently underdiagnosed and represent a large market opportunity, Semler has had setbacks related to seasonality and patterns disrupted by the pandemic over the last two years.

●

The Joint Corp (JYNT) – Joint Chiropractic is scaling its operations with a membership based, no appointment business model that offers convenient and affordable chiropractic care. The company has more than 700 clinics across 37 states, significantly larger than the next largest competitors. Despite the long-term growth opportunity, during the year Joint Corp experienced a slowdown in comp sales and new licenses which pressured shares.

Changebridge ETFs

Shareholder Letter

October 31, 2022 (Unaudited) (Continued)

●

First Republic Bank (FRC) – First Republic offers private banking, private business banking and private wealth management to its clients. With a relationship-based service and a broad line of products, the company has been able to organically expand their loan portfolio and take market share from competitors. The stock was under pressure this year, primarily attributed to net interest margin compression as the short end of the yield curve rose.

●

WM Technology (MAPS) – MAPS is a tech and software solutions provider for cannabis consumers and retailers. The company operates the weedmaps.com information and retail marketplace as well as offering a range of software solutions for dispensaries. Evolving consumer preferences around the pandemic, combined with regulatory gyrations have reduced near-term growth prospects for the business and hindered investor sentiment towards the category.

●

The Honest Company (HNST) – Honest is a consumer products company focused on the clean and natural space, attempting to benefit from a growing consumer preference for health, wellness, and sustainability in their purchasing decisions. The company experienced a string of difficult quarters associated with destocking and the stock has been under pressure.

Changebridge ETFs

Shareholder Letter

October 31, 2022 (Unaudited) (Continued)

Changebridge Capital Sustainable Equity (CBSE)

Strategy Overview:

The Changebridge Capital Sustainable Equity ETF (the “Fund”) seeks capital appreciation and lower volatility than the broader market.

The strategy incorporates Changebridge’s QFS Investment Process to identify securities that it believes are undervalued. Integrating sustainable investing considerations such as Environmental, social, and governance (ESG) criteria into the investment process helps uncover businesses that are creating a long-term competitive advantage. ESG criteria are a set of standards for a company’s operations that socially conscious investors use to screen potential investments. Environmental criteria consider how a company performs as a steward of nature. Social criteria examine how it manages relationships with employees, suppliers, customers, and the communities where it operates. Governance deals with a company’s leadership, executive pay, audits, internal controls, and shareholder rights. This holistic approach to understanding quantitative and fundamental factors with an assessment of sustainability are the foundations for value creation.

For the fiscal year ending October 31, 2022, CBSE returned -18.97% on a NAV basis and -18.91% on a market price basis. This compares to its benchmark, the S&P 500 Index, which returned -14.61% over the same time period.

Top 5 Contributors:

●

TransMedics Group (TMDX) – With ramping revenues and broadening customer adoption, TransMedics has begun to demonstrate its potential impact on the organ care / transplant industry. The company’s portfolio of lung, heart, and liver organ care systems each hit important milestones during the year.

●

Chesapeake Energy (CHK) – Chesapeake has benefited from an improved capital structure and three-pronged cash return program that utilizes a base dividend, variable dividend, and share buybacks amidst a global supply/demand imbalance of natural gas.

●

Helix Energy Solutions (HLX) – As the energy infrastructure attracts greater investment, Helix’s well intervention and robotics capabilities have benefited from the overall increase in demand. The company helps energy producers maximize production, decommission end-of-life oil and gas fields, and supports renewable energy developments.

●

New Fortress Energy (NFE) – New Fortress Energy develops, finances, and operates natural gas facilities, power plants and logistics solutions. The company is helping to accelerate the world’s transition to clean energy, which has seen a lift in demand during the year as the world’s energy shortages become more apparent.

●

Bowlero Corp (BOWL) – As the global leader in bowling entertainment and owner of the Professional Bowlers Association, Bowlero serves more than 27 million guests each year. During the year, Bowlero demonstrated broad-based sales momentum and Management reiterated an extended runway for growth in the business.

Top 5 Detractors:

●

Semler Scientific (SMLR) – Semler Scientific has been developing a technology to improve Peripheral Arterial Disease (PAD) and cardiovascular testing capabilities. While these conditions are frequently underdiagnosed and represent a large market opportunity, Semler has had setbacks related to seasonality and patterns disrupted by the pandemic over the last two years.

●

The Joint Corp (JYNT) – Joint Chiropractic is scaling its operations with a membership based, no appointment business model that offers convenient and affordable chiropractic care. The company has more than 700 clinics across 37 states, significantly larger than the next largest competitors. Despite the long-term growth opportunity, during the year Joint Corp experienced a slowdown in comp sales and new licenses which pressured shares.

Changebridge ETFs

Shareholder Letter

October 31, 2022 (Unaudited) (Continued)

●

First Republic Bank (FRC) – First Republic offers private banking, private business banking and private wealth management to its clients. With a relationship-based service and a broad line of products, the company has been able to organically expand their loan portfolio and take market share from competitors. The stock was under pressure this year, primarily attributed to net interest margin compression as the short end of the yield curve rose.

●

WM Technology (MAPS) – MAPS is a tech and software solutions provider for cannabis consumers and retailers. The company operates the weedmaps.com information and retail marketplace as well as offering a range of software solutions for dispensaries. Evolving consumer preferences around the pandemic, combined with regulatory gyrations have reduced near-term growth prospects for the business and hindered investor sentiment towards the category.

●

The Honest Company (HNST) – Honest is a consumer products company focused on the clean and natural space, attempting to benefit from a growing consumer preference for health, wellness, and sustainability in their purchasing decisions. The company experienced a string of difficult quarters associated with destocking and the stock has been under pressure.

Changebridge ETFs

Shareholder Letter

October 31, 2022 (Unaudited) (Continued)

Investing involves risk. Principal loss is possible. As an ETF, the funds may trade at a premium or discount to NAV. Shares of any ETF are bought and sold at market price (not NAV) and are not individually redeemed from the Funds. The equity securities held in the portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Funds invest.

Short selling involves the sale of securities borrowed from a third party. The short seller profits if the borrowed security’s price declines. If a shorted security increases in value, a higher price must be paid to buy the stock back to cover the short sale, resulting in a loss. The Fund may incur expenses related to short selling, including compensation, interest or dividends, and transaction costs payable to the security lender, whether the price of the shorted security increases or decreases. The amount the Fund could lose on a short sale is theoretically unlimited. Short selling also involves counterparty risk – the risk associated with the third party ceasing operations or failing to sell the security back.

Applying ESG criteria to the investment process may exclude securities of certain issuers for non-investment reasons and therefore the Fund may forgo some market opportunities available to funds that do not use ESG criteria. The Fund’s incorporation of ESG considerations may affect its exposure to certain sectors and/or types of investments, and may adversely impact the Fund’s performance depending on whether such sectors or investments are in or out of favor in the market.

The Changebridge ETFs are distributed by ACA Foreside, LLC.

Changebridge ETFs

Shareholder Expense Example

(Unaudited)

As a shareholder of a fund you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held throughout the entire period (May 1, 2022 to October 31, 2022).

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/22	Ending Account Value 10/31/22	Annualized Expense Ratios	Expenses Paid During the Period(1)
Changebridge Capital Long/Short Equity ETF
Actual	$ 1,000.00	$ 1,107.40	2.12%	$ 11.26
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,014.52	2.12%	$ 10.76
Changebridge Capital Sustainable Equity ETF
Actual	$ 1,000.00	$ 1,058.40	0.85%	$ 4.41
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.92	0.85%	$ 4.33

(1)	Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 184/365 (to reflect the six-month period).

Changebridge ETFs

Performance Overviews

October 31, 2022 (Unaudited)

Hypothetical Growth of $10,000 Investment
(Since Commencement through 10/31/2022)

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED OCTOBER 31, 2022
Total Returns	One Year	Since Commencement[1]
Changebridge Capital Long/Short Equity ETF — NAV	-10.95	8.17%
Changebridge Capital Long/Short Equity ETF — Market	-10.66	8.35%
Wilshire Liquid Alternative Equity Hedge Total Return Index	-6.62	4.19%

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED OCTOBER 31, 2022
Total Returns	One Year	Since Commencement[1]
Changebridge Capital Sustainable Equity ETF — NAV	-18.97	9.57%
Changebridge Capital Sustainable Equity ETF — Market	-18.91	9.61%
S&P 500 Index	-14.61	6.28%

[1]	The Fund commenced operations on November 12, 2020.

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. For the most recent month-end performance, please call 1-800-617-0004. You cannot invest directly in an index. Shares are bought and sold at market price (closing price), not net asset value (“NAV”), and are not individually redeemed from the Fund. Market performance is determined using the bid/ask midpoint at 4:00 p.m. Eastern time when the NAV is typically calculated. Brokerage commissions will reduce returns. Returns shown include the reinvestment of all dividends and distribution. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Wilshire Liquid Alternative Equity Hedge Total Return Index measures the performance of the equity hedge strategy component of the Wilshire Liquid Alternative Index. The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

The accompanying notes are an integral part of the financial statements.

Changebridge Capital Long/Short Equity ETF

Schedule of Investments

October 31, 2022

	Shares	Value
COMMON STOCKS — 96.7%
Banking — 1.2%
First Republic Bank	562	$67,496

Consumer Discretionary Services — 11.7%
Arcos Dorados Holdings, Inc. - Class A (b)	11,599	87,457
Bowlero Corp. (a)(d)	12,506	182,087
Playa Hotels & Resorts NV (a)(b)	18,759	115,743
Service Corp. International (d)	2,387	144,676
The ONE Group Hospitality, Inc. (a)	16,337	122,201
		652,164
Financial Services — 3.0%
Coinbase Global, Inc. - Class A (a)	1,773	117,461
Oportun Financial Corp. (a)	9,086	49,973
		167,434
Health Care — 13.0%
Humacyte, Inc. (a)	44,223	152,348
Progyny, Inc. (a)(d)	4,632	205,985
The Joint Corp. (a)	11,208	185,156
TransMedics Group, Inc. (a)(d)	3,779	182,224
		725,713
Industrial Products — 7.0%
Astronics Corp. (a)(d)	18,843	174,486
Chart Industries, Inc. (a)(d)	977	217,754
		392,240
Industrial Services — 16.2%
BrightView Holdings, Inc. (a)	16,179	144,317
Civeo Corp. (a)(b)(d)	6,324	196,044
Rollins, Inc.	5,286	222,435
SP Plus Corp. (a)(d)	5,005	185,335
Sterling Infrastructure, Inc. (a)(d)	5,947	160,509
		908,640
Materials — 3.2%
Energy Fuels, Inc. (a)(b)	24,566	176,875

Oil & Gas — 20.4%
Chesapeake Energy Corp. (d)	2,145	219,369
Comstock Resources, Inc. (a)	7,988	150,015
Denbury, Inc. (a)	1,601	146,347
Helix Energy Solutions Group, Inc. (a)	36,758	257,306
Magnolia Oil & Gas Corp. - Class A	5,526	141,908
New Fortress Energy, Inc. (d)	2,386	131,397
TechnipFMC PLC (a)(b)	9,266	98,127
		1,144,469
Real Estate — 3.0%
American Tower Corp. (d)	819	169,689

Retail & Wholesale - Discretionary — 6.9%
Floor & Decor Holdings, Inc. - Class A (a)	1,167	85,623
MercadoLibre, Inc. (a)	96	86,555
Signet Jewelers, Ltd. (b)	3,303	215,488
		387,666
Retail & Wholesale - Staples — 3.1%
Costco Wholesale Corp. (d)	351	176,026

Software & Technology Services — 3.4%
ICF International, Inc. (d)	1,585	189,614

Telecommunications — 4.6%
AT&T, Inc. (d)	6,090	111,021
Planet Labs PBC (a)	27,822	146,065
		257,086
TOTAL COMMON STOCKS (Cost $4,759,691)		5,415,112

The accompanying notes are an integral part of the financial statements.

Changebridge Capital Long/Short Equity ETF

Schedule of Investments

October 31, 2022 (Continued)

	Shares	Value
MONEY MARKET FUNDS — 1.5%
First American Government Obligations Fund - Class X, 2.92% (c)	85,782	$85,782
TOTAL MONEY MARKET FUNDS (Cost $85,782)		85,782

TOTAL INVESTMENTS (Cost $4,845,473) — 98.2%		5,500,894
Other assets and liabilities, net — 1.8%		100,890
NET ASSETS — 100.0%		$5,601,784

Percentages are stated as a percent of net assets.

PLC	Public Limited Company

(a)	Non-income producing security.

(b)	Foreign issued security.

(c)	The rate shown is the seven-day yield at period end.

(d)	All or a portion of the security has been pledged to cover short positions. As of October 31, 2022, the value of these securities amounts to $1,950,298 or 34.8% of net assets.

The accompanying notes are an integral part of the financial statements.

Changebridge Capital Long/Short Equity ETF

Schedule of Securities Sold Short

October 31, 2022

	Shares	Value
COMMON STOCKS — (26.3)%
Consumer Discretionary Products — (2.0)%
Tesla, Inc. (a)	500	$113,770

Consumer Discretionary Services — (2.0)%
Sweetgreen, Inc. - Class A (a)	6,000	111,600

Media — (5.1)%
DoorDash, Inc. - Class A (a)	2,377	103,471
Match Group, Inc. (a)	2,100	90,720
Meta Platforms, Inc. - Class A (a)	1,000	93,160
		287,351
Retail & Wholesale - Discretionary — (1.5)%
GameStop Corp. - Class A (a)	3,000	84,930

Software & Technology Services — (5.0)%
Autodesk, Inc. (a)	273	58,504
International Business Machines Corp.	1,212	167,607
MongoDB, Inc. (a)	300	54,909
		281,020
Technology Hardware & Semiconductors — (8.7)%
Apple, Inc.	300	46,002
Cirrus Logic, Inc. (a)	1,400	93,968
Intel Corp.	3,800	108,034
Logitech International SA (b)	1,100	54,604
NVIDIA Corp.	800	107,976
Universal Display Corp.	771	73,415
		483,999
Telecommunications — (2.0)%
Nippon Telegraph & Telephone Corp. - ADR (a)(b)	4,000	110,240
Total Common Stocks (Proceeds $1,584,148)		1,472,910
Total Securities Sold Short (Proceeds $1,584,148) — (26.3)%		$1,472,910

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt

(a)	Non-income producing security.

(b)	Foreign issued security.

The accompanying notes are an integral part of the financial statements.

Changebridge Capital Sustainable Equity ETF

Schedule of Investments

October 31, 2022

	Shares	Value
COMMON STOCKS — 98.9%
Banking — 1.3%
First Republic Bank	683	$82,028

Consumer Discretionary Services — 13.6%
Arcos Dorados Holdings, Inc. - Class A (b)	13,111	98,857
Bowlero Corp. (a)	14,903	216,988
Playa Hotels & Resorts NV (a)(b)	21,236	131,026
Service Corp. International	4,498	272,624
The ONE Group Hospitality, Inc. (a)	21,130	158,052
		877,547
Financial Services — 0.9%
Oportun Financial Corp. (a)	10,838	59,609

Health Care — 12.9%
Humacyte, Inc. (a)	51,802	178,458
Progyny, Inc. (a)	5,345	237,692
The Joint Corp. (a)	11,990	198,075
TransMedics Group, Inc. (a)	4,545	219,160
		833,385
Industrial Products — 7.1%
Astronics Corp. (a)	22,534	208,665
Chart Industries, Inc. (a)	1,126	250,963
		459,628
Industrial Services — 18.0%
BrightView Holdings, Inc. (a)	21,465	191,468
Civeo Corp. (a)(b)	8,545	264,895
Rollins, Inc.	6,730	283,198
SP Plus Corp. (a)	6,798	251,730
Sterling Infrastructure, Inc. (a)	6,348	171,333
		1,162,624
Materials — 2.0%
Energy Fuels, Inc. (a)(b)	17,863	128,613

Oil & Gas — 21.1%
Chesapeake Energy Corp.	2,581	263,959
Comstock Resources, Inc. (a)	10,360	194,561
Denbury, Inc. (a)	1,817	166,092
Helix Energy Solutions Group, Inc. (a)	44,593	312,151
Magnolia Oil & Gas Corp. - Class A	6,299	161,758
New Fortress Energy, Inc.	2,789	153,590
TechnipFMC PLC (a)(b)	10,733	113,663
		1,365,774
Real Estate — 2.2%
American Tower Corp.	690	142,961

Retail & Wholesale - Discretionary — 7.0%
Floor & Decor Holdings, Inc. - Class A (a)	1,333	97,802
MercadoLibre, Inc. (a)	109	98,277
Signet Jewelers, Ltd. (b)	3,976	259,394
		455,473
Retail & Wholesale - Staples — 4.3%
Costco Wholesale Corp.	548	274,822

Software & Technology Services — 4.0%
ICF International, Inc.	2,145	256,606

Telecommunications — 4.5%
AT&T, Inc.	6,908	125,933
Planet Labs PBC (a)	31,877	167,354
		293,287
TOTAL COMMON STOCKS (Cost $5,625,889)		6,392,357

MONEY MARKET FUNDS — 1.9%
First American Government Obligations Fund - Class X, 2.92% (c)	125,733	125,733
TOTAL MONEY MARKET FUNDS (Cost $125,733)		125,733

TOTAL INVESTMENTS (Cost $5,751,622) — 100.8%		6,518,090
Other assets and liabilities, net — (0.8)%		(53,484)
NET ASSETS — 100.0%		$6,464,606

Percentages are stated as a percent of net assets.

PLC	Public Limited Company

(a)	Non-income producing security.

(b)	Foreign issued security.

(c)	The rate shown is the seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Changebridge ETFs

Statements of Assets and Liabilities

October 31, 2022

	Changebridge Capital Long/Short Equity ETF	Changebridge Capital Sustainable Equity ETF
Assets
Investments, at value (cost $4,845,473 and $5,751,622, respectively)	$5,500,894	$6,518,090
Deposits with broker for securities sold short	1,581,055	—
Receivable for investment securities sold	362,756	76,778
Dividend and interest receivable	3,791	3,410
Total assets	7,448,496	6,598,278

Liabilities
Securities sold short, at value (Proceeds of $1,584,148 and $--, respectively)	1,472,910	—
Payable for investment securities purchased	366,192	129,152
Payable to Adviser	7,321	4,520
Dividend and interest payable	289	—
Total liabilities	1,846,712	133,672
Net Assets	$5,601,784	$6,464,606

Net Assets Consists of:
Paid-in capital	$6,063,265	$7,263,238
Total distributable earnings (accumulated losses)	(461,481)	(798,632)
Net Assets	$5,601,784	$6,464,606

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	240,000	270,000
Net Asset Value, redemption price and offering price per share	$23.34	$23.94

The accompanying notes are an integral part of the financial statements.

Changebridge ETFs

Statements of Operations

For the Year Ended October 31, 2022

	Changebridge Capital Long/Short Equity ETF	Changebridge Capital Sustainable Equity ETF
Investment Income
Dividend income (net of withholdings tax and issuance fees of $799 and $1,232)	$32,361	$48,239
Interest Income	7,588	2,889
Total investment income	39,949	51,128

Expenses
Investment advisory fees	99,569	66,479
Dividend and interest expense	45,854	—
Total expenses	145,423	66,479
Net investment loss	(105,474)	(15,351)

Realized and Unrealized Gain (Loss) on Investments and Securities Sold Short
Net realized loss on investments	(1,138,037)	(1,241,028)
Net realized gain on securities sold short	744,808	—
Net realized loss	(393,229)	(1,241,028)
Net change in unrealized appreciation/depreciation on investments	(438,529)	(685,007)
Net change in unrealized appreciation/depreciation on securities sold short	53,791	—
Net change in unrealized appreciation/depreciation	(384,738)	(685,007)
Net realized and unrealized loss	(777,967)	(1,926,035)
Net decrease in net assets from operations	$(883,441)	$(1,941,386)

The accompanying notes are an integral part of the financial statements.

Changebridge Capital Long/Short Equity ETF

Statements of Changes in Net Assets

	Year Ended October 31, 2022	Period Ended October 31, 2021(1)
From Operations
Net investment loss	$(105,474)	$(96,321)
Net realized loss on investments and securities sold short	(393,229)	(313,162)
Net change in unrealized appreciation/depreciation on investments and securities sold short	(384,738)	1,151,397
Net increase (decrease) in net assets resulting from operations	(883,441)	741,914

From Capital Share Transactions
Proceeds from shares sold	655,893	7,885,530
Cost of shares redeemed	(2,034,043)	(764,069)
Net increase (decrease) in net assets resulting from capital share transactions	(1,378,150)	7,121,461

Total Increase (Decrease) in Net Assets	(2,261,591)	7,863,375

Net Assets
Beginning of period	7,863,375	—
End of period	$5,601,784	$7,863,375

Changes in Shares Outstanding
Shares outstanding, beginning of period	300,000	—
Shares sold	30,000	330,000
Shares redeemed	(90,000)	(30,000)
Shares outstanding, end of period	240,000	300,000

(1)	The Fund commenced operations on November 12, 2020.

The accompanying notes are an integral part of the financial statements.

Changebridge Capital Sustainable Equity ETF

Statements of Changes in Net Assets

	Year Ended October 31, 2022	Period Ended October 31, 2021(1)
From Operations
Net investment loss	$(15,351)	$(18,044)
Net realized loss on investments	(1,241,028)	(76,167)
Net change in unrealized appreciation/depreciation on investments	(685,007)	1,451,475
Net increase (decrease) in net assets resulting from operations	(1,941,386)	1,357,264

From Capital Share Transactions
Proceeds from shares sold	—	8,687,883
Cost of shares redeemed	(1,639,155)	—
Net increase (decrease) in net assets resulting from capital share transactions	(1,639,155)	8,687,883

Total Increase (Decrease) in Net Assets	(3,580,541)	10,045,147

Net Assets
Beginning of period	10,045,147	—
End of period	$6,464,606	$10,045,147

Changes in Shares Outstanding
Shares outstanding, beginning of period	340,000	—
Shares sold	—	340,000
Shares redeemed	(70,000)	—
Shares outstanding, end of period	270,000	340,000

(1)	The Fund commenced operations on November 12, 2020.

The accompanying notes are an integral part of the financial statements.

Changebridge Capital Long/Short Equity ETF

Statement of Cash Flows

For the Year Ended October 31, 2022

Cash Provided by (Used in) Operating Activites
Net decrease in net assets from operations	$(883,441)
Adjustments to reconcile net decrease in net assets resulting from operations:
Purchases of investment securities	(12,872,882)
Sales of investment securities	12,396,347
Proceeds on securities sold short	15,904,385
Purchases to cover securites sold short	(15,555,501)
Purchase & sales of short-term investments, net	515,959
Net realized losses on investments and securities sold short	393,229
Net change in unrealized appreciation/depreciation on investments and securities sold short	384,738
(Increase) Decrease in Assets:
Receivables:
Dividends and interest receivable	(310)
Receivable for investment securities sold	(84,565)
Increase (Decrease) in Liabilities:
Payables:
Payable for investment securities purchased	366,192
Investment advisory fee payable	(3,969)
Dividends and interest expense payable	(2,101)
Net cash provided by (used in) operating activities	558,081

Cash Provided by (Used in) Financing Activities
Proceeds from shares sold	42,404
Payment on shares redeemed	(201,756)
Net cash provided by (used in) financing activities	(159,352)
Net increase (decrease) in cash and restricted cash	$398,729

Cash and Restricted Cash
Beginning Balance(1)	1,182,326
Ending Balance(2)	$1,581,055

Supplemental information
Cash paid for interest	$17,977

Supplemental Disclosure for Non-Cash Operating Activities
Puchases of investment securities in-kind	$(613,489)
Sales of investment securities in-kind	$1,832,287

Supplemental Disclosure for Non-Cash Financing Activities
Proceeds from shares sold in-kind	$613,489
Payment on shares redeemed in-kind	$(1,832,287)

(1)	Includes cash of $16,980 and deposits at broker for securities sold short of $1,165,346

(2)	Includes cash of $0 and deposits at broker for securities sold short of $1,581,055

The accompanying notes are an integral part of the financial statements.

Changebridge Capital Long/Short Equity ETF

Financial Highlights

For a Share Outstanding Throughout Each Period

	Year Ended October 31, 2022	Period Ended October 31, 2021(1)
Net Asset Value, Beginning of Period	$26.21	$20.00

Income (Loss) from investment operations:
Net investment income (loss)(2)	(0.41)	(0.39)
Net realized and unrealized gain (loss)	(2.46)	6.60
Total from investment operations	(2.87)	6.21

Net Asset Value, End of Period	$23.34	$26.21

Total return, at NAV(3)(4)	(10.95)%	31.06%
Total return, at Market(3)(4)	(10.66)%	31.04%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$5,602	$7,863

Ratio of expenses to average net assets, including dividends and interest expense on short positions(5)	2.48%	2.14%
Ratio of expenses to average net assets, excluding dividends and interest expense on short positions(5)	1.70%	1.70%
Ratio of net investment income (loss) to average net assets, including dividends and interest expense on short positions(5)	(1.80)%	(1.58)%
Ratio of net investment income (loss) to average net assets, excluding dividends and interest expense on short positions(5)	(1.02)%	(1.14)%
Portfolio turnover rate (4)(6)	379%	160%

(1)	The Fund commenced operations on November 12, 2020.

(2)	Per share net investment income (loss) was caclulated using average shares outstanding.

(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(4)	Not annualized for periods less than one year.

(5)	Annualized for periods less than one year.

(6)	Excludes in-kind transactions associated with creations and redemptions of the Fund.

The accompanying notes are an integral part of the financial statements.

Changebridge Capital Sustainable Equity ETF

Financial Highlights

For a Share Outstanding Throughout Each Period

	Year Ended October 31, 2022	Period Ended October 31, 2021(1)
Net Asset Value, Beginning of Period	$29.54	$20.00

Income (Loss) from investment operations:
Net investment income (loss)(2)	(0.05)	(0.07)
Net realized and unrealized gain (loss)	(5.55)	9.61
Total from investment operations	(5.60)	9.54

Net Asset Value, End of Period	$23.94	$29.54

Total return, at NAV(3)(4)	(18.97)%	47.72%
Total return, at Market(3)(4)	(18.91)%	47.71%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$6,465	$10,045

Ratio of expenses to average net assets(5)	0.85%	0.85%
Ratio of net investment income (loss) to average net assets(5)	(0.20)%	(0.25)%
Portfolio turnover rate (4)(6)	222%	105%

(1)	The Fund commenced operations on November 12, 2020.

(2)	Per share net investment income (loss) was caclulated using average shares outstanding.

(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(4)	Not annualized for periods less than one year.

(5)	Annualized for periods less than one year.

(6)	Excludes in-kind transactions associated with creations and redemptions of the Fund.

The accompanying notes are an integral part of the financial statements.

Changebridge ETFs

Notes to Financial Statements

October 31, 2022

1.	ORGANIZATION

The Changebridge Capital Long/Short Equity ETF (“CBLS”) and Changebridge Capital Sustainable Equity ETF (“CBSE”) (each a “Fund” and collectively, the “Funds”) are non-diversified series of Listed Funds Trust (the “Trust”), formerly Active Weighting Funds ETF Trust. The Trust was organized as a Delaware statutory trust on August 26, 2016, under a Declaration of Trust amended on December 21, 2018, and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

CBLS is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by purchasing securities Changebridge Capital, LLC (“Changebridge” or the “Adviser”), the Fund’s investment adviser, believes to be undervalued and taking short positions in securities the Adviser believes will decline in price. The Fund will generally have net long exposure of between 30%-70% of net assets.

CBSE is an actively-managed ETF that seeks to achieve its investment objective by purchasing securities the Adviser believes to have above-average financial characteristics and growth potential that exhibit positive environmental, social, and governance (“ESG”) attributes.

Costs incurred by the Funds in connection with the organization, registration and the initial public offering of shares were paid by the Adviser.

2.	SIGNIFICANT ACCOUNTING POLICIES

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. Each Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and follows the significant accounting policies described below.

Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Share Transactions

The net asset value (“NAV”) per share of each Fund is equal to a Fund’s total assets minus a Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent. The NAV is determined as of the close of trading (generally, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading.

Fair Value Measurement

In calculating the NAV, each Fund’s exchange-traded equity securities will be valued at fair value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Such valuations are typically categorized as Level 1 in the fair value hierarchy described below.

Securities listed on the NASDAQ Stock Market, Inc. are generally valued at the NASDAQ official closing price. Foreign securities will be priced at their local currencies as of the close of their primary exchange or market or as of the time each Fund calculates its NAV on the valuation date, whichever is earlier.

Changebridge ETFs

Notes to Financial Statements

October 31, 2022 (Continued)

If market quotations are not readily available, or if it is determined that a quotation of a security does not represent fair value, then the security is valued at fair value as determined in good faith by the Adviser using procedures adopted by the Board of Trustees of the Trust (the “Board”). The circumstances in which a security may be fair valued include, among others: the occurrence of events that are significant to a particular issuer, such as mergers, restructurings or defaults; the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or government actions; trading restrictions on securities; thinly traded securities; and market events such as trading halts and early market closings. Due to the inherent uncertainty of valuations, fair values may differ significantly from the values that would have been used had an active market existed. Fair valuation could result in a different NAV than a NAV determined by using market quotations. Such valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy described below.

Money market funds are valued at NAV. If NAV is not readily available, the securities will be valued at fair value.

An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity, unless the Adviser determines in good faith that such method does not represent fair value.

FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with U.S. GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurements. Under ASC 820, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the following hierarchy:

●	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

●

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar using the applicable currency exchange rates as of the close of the NYSE, generally 4:00 p.m. Eastern Time.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Changebridge ETFs

Notes to Financial Statements

October 31, 2022 (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value the Funds’ investments at October 31, 2022, are as follows:

CBLS

	Level 1	Level 2	Level 3	Total
Investments - Assets:
Common Stocks*	$5,415,112	$—	$—	$5,415,112
Money Market Funds	85,782	—	—	85,782
Total Investments - Assets	$5,500,894	$—	$—	$5,500,894

Securities Sold Short - Liabilities:
Common Stocks*	$1,472,910	$—	$—	$1,472,910
Total Securities Sold Short - Liabilities	$1,472,910	$—	$—	$1,472,910

CBSE

	Level 1	Level 2	Level 3	Total
Investments - Assets:
Common Stocks*	$6,392,357	$—	$—	$6,392,357
Money Market Funds	125,733	—	—	125,733
Total Investments - Assets	$6,518,090	$—	$—	$6,518,090

*	See the Schedules of Investments and Securities Sold Short for industry classifications.

Short Sales

CBLS engages in short sales and CBSE may engage in short sales. Short sales are transactions in which a fund sells an instrument it does not own in anticipation of a decline in the market value of that instrument. To complete a short sale transaction, a fund must borrow the instrument to make delivery to the buyer. A fund then is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the instrument was sold by a fund. Until the instrument is replaced, a fund is required to pay to the lender amounts equal to any interest or dividends which accrue during the period of the loan. To borrow the instrument, a fund also may be required to pay a premium, which would increase the cost of the instrument sold. There will also be other costs associated with short sales.

Dividends declared on open short positions are recorded on ex-date and shown as an expense for financial reporting purposes. To borrow the security, a fund also may be required to pay fees, which is shown as an expense for financial reporting purposes.

A fund will incur a loss as a result of the short sale if the price of the instrument increases between the date of the short sale and the date on which a fund replaces the borrowed instrument. Unlike taking a long position in an instrument by purchasing the instrument, where potential losses are limited to the purchase price, short sales have unlimited potential losses. A fund will realize a gain if the instrument declines in price between the date of the short sale and the date on which a fund replaces the borrowed instrument. This result is the opposite of what one would expect from a cash purchase of a long position in an instrument. Gains or losses from closed positions of securities sold short are presented as net realized gain or loss on securities sold short on the Statements of Operations.

Until a fund replaces a borrowed instrument in connection with a short sale, a fund will (a) designate on its records as collateral cash or liquid assets at such a level that the designated assets plus any amount deposited with the broker as collateral will equal the current value of the instrument sold short or (b) otherwise cover its short position in accordance with applicable law. The amount designated on a fund’s records will be marked to market daily. This may limit a fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Changebridge ETFs

Notes to Financial Statements

October 31, 2022 (Continued)

There is no guarantee that a fund will be able to close out a short position at any particular time or at an acceptable price. During the time that a fund is short an instrument, it is subject to the risk that the lender of the instrument will terminate the loan at a time when a fund is unable to borrow the same instrument from another lender. If that occurs, a fund may be “bought in” at the price required to purchase the instrument needed to close out the short position, which may be a disadvantageous price. Thus, there is a risk that a fund may be unable to fully implement its investment strategy due to a lack of available instruments or for some other reason. It is possible that the market value of the instruments a fund holds in long positions will decline at the same time that the market value of the instruments a fund has sold short increases, thereby increasing a fund’s potential volatility. Short sales also involve other costs. A fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the instrument, a fund may be required to pay a premium. A fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for a fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses a fund may be required to pay in connection with the short sale.

At October 31, 2022, CBLS had cash on deposit with the broker-dealer in the amount of $1,581,055 and securities held as collateral in the amount of $1,950,298.

Security Transactions

Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses from the sale or disposition of securities are calculated based on the specific identification basis.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments and currency gains or losses realized between the trade and settlement dates on securities transactions from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign currency transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Investment Income

Dividend income is recognized on the ex-dividend date. Interest income is accrued daily. Withholding taxes on foreign dividends has been provided for in accordance with Funds’ understanding of the applicable tax rules and regulations.

Tax Information, Dividends and Distributions to Shareholders and Uncertain Tax Positions

The Funds are treated as separate entities for Federal income tax purposes. Each Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). To qualify and remain eligible for the special tax treatment accorded to RICs, each Fund must meet certain annual income and quarterly asset diversification requirements and must distribute annually at least 90% of the sum of (i) its investment company taxable income (which includes dividends, interest and net short-term capital gains) and (ii) certain net tax-exempt income, if any. If so qualified, each Fund will not be subject to Federal income tax.

Distributions to shareholders are recorded on the ex-dividend date. The Funds generally pay out dividends from net investment income, if any, annually, and distribute its net capital gains, if any, to shareholders at least annually. The Funds may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent

Changebridge ETFs

Notes to Financial Statements

October 31, 2022 (Continued)

in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed earnings and profit for tax purposes are reported as a tax return of capital.

Management evaluates the Funds’ tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Interest and penalties related to income taxes would be recorded as income tax expense. The Funds’ Federal income tax returns are subject to examination by the Internal Revenue Service (the “IRS”) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. As of October 31, 2022, the Funds’ fiscal year end, the Funds had no examination in progress and management is not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds recognized no interest or penalties related to uncertain tax benefits in the fiscal year 2022. At October 31, 2022, the Funds’ fiscal year end, the tax periods from commencement of operations remained open to examination in the Funds’ major tax jurisdictions.

Indemnification

In the normal course of business, the Funds expect to enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these anticipated arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Agreement

The Trust has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser provides a continuous investment program for the Funds’ assets in accordance with their investment objectives, policies and limitations, and oversees the day-to-day operations of the Funds subject to the supervision of the Board, including the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act.

Pursuant to the Advisory Agreement between the Trust, on behalf of the Funds, and Changebridge, each Fund pays a unified management fee to the Adviser, which is calculated daily and paid monthly, at an annual rate of 1.70% of CBLS’s average daily net assets and at an annual rate of 0.85% of CBSE’s average daily net assets. Changebridge has agreed to pay all expenses of the Funds except the fee paid to Changebridge under the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (if any).

Distribution Agreement and 12b-1 Plan

Foreside Fund Services, LLC (the “Distributor”) serves as each Fund’s distributor pursuant to a Distribution Services Agreement. The Distributor receives compensation for the statutory underwriting services it provides to the Funds. The Distributor enters into agreements with certain broker-dealers and others that will allow those parties to be “Authorized Participants” and to subscribe for and redeem shares of the Funds. The Distributor will not distribute shares in less than whole Creation Units and does not maintain a secondary market in shares.

Changebridge ETFs

Notes to Financial Statements

October 31, 2022 (Continued)

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plan”). In accordance with the Rule 12b-1 Plan, each Fund is authorized to pay an amount up to 0.25% of each Fund’s average daily net assets each year for certain distribution-related activities. As authorized by the Board, no Rule 12b-1 fees are currently paid by the Funds and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of each Fund’s assets. The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Funds.

Administrator, Custodian and Transfer Agent

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”) serves as administrator, transfer agent and fund accounting agent of the Funds pursuant to a Fund Servicing Agreement. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Funds’ custodian pursuant to a Custody Agreement. Under the terms of these agreements, the Adviser pays each Fund’s administrative, custody and transfer agency fees.

A Trustee and all officers of the Trust are affiliated with the Administrator and Custodian.

4.	CREATION AND REDEMPTION TRANSACTIONS

Shares of the Funds are listed and traded on the NYSE Arca, Inc. (the “Exchange”). Each Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called “Creation Units.” Creation Units are to be issued and redeemed principally in kind for a basket of securities and a balancing cash amount. Shares generally will trade in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Market prices for the shares may be different from their NAV. The NAV is determined as of the close of trading (generally, 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. The NAV of the shares of each Fund will be equal to a Fund’s total assets minus a Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV will be calculated to four decimal places.

Creation Unit Transaction Fee

Authorized Participants will be required to pay to the Custodian a fixed transaction fee (the “Creation Unit Transaction Fee”) in connection with the issuance or redemption of Creation Units. The standard Creation Unit Transaction Fee will be the same regardless of the number of Creation Units purchased or redeemed by an investor on the applicable business day. Effective May 2, 2022, the Creation Unit Transaction Fee charged by each Fund for each creation order is $300. Prior to this date, the Creation Unit Transaction Fee was $250.

An additional variable fee of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for (i) creations effected outside the Clearing Process and (ii) creations made in an all cash amount (to offset the Trust’s brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. Each Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders. Variable fees, if any, received by the Funds are displayed in the Capital Share Transactions section on the Statements of Changes in Net Assets.

Only “Authorized Participants” may purchase or redeem shares directly from the Funds. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees. Securities received or delivered in connection with in-kind creates and redeems are valued as of the close of business on the effective date of the creation or redemption.

Changebridge ETFs

Notes to Financial Statements

October 31, 2022 (Continued)

A Creation Unit will generally not be issued until the transfer of good title of the deposit securities to the Funds and the payment of any cash amounts have been completed. To the extent contemplated by the applicable participant agreement, Creation Units of the Funds will be issued to such authorized participant notwithstanding the fact that the Funds’ deposits have not been received in part or in whole, in reliance on the undertaking of the authorized participant to deliver the missing deposit securities as soon as possible. If the Funds or their agents do not receive all of the deposit securities, or the required cash amounts, by such time, then the order may be deemed rejected and the authorized participant shall be liable to the Funds for losses, if any.

5. FEDERAL INCOME TAX

The Funds paid no distributions for the fiscal periods ended October 31, 2022 and October 31, 2021.

At October 31, 2022, the Funds’ fiscal year end, the components of distributable earnings (accumulated losses) and the cost of investments on a tax basis, including the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting year for the Funds were as follows:

	CBLS	CBSE
Federal Tax Cost of Investments(1)	$3,497,188	$5,852,021
Gross Tax Unrealized Appreciation	$977,491	$1,041,965
Gross Tax Unrealized Depreciation	(446,695)	(375,896)
Net Tax Unrealized Appreciation (Depreciation)	530,796	666,069
Undistributed Ordinary Income	—	18,689
Other Accumulated Gain (Loss)	(992,277)	(1,483,390)
Total Distributable Earnings / (Accumulated Losses)	$(461,481)	$(798,632)

(1)	Includes proceeds from securities sold short.

The different between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Under current tax law, net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year. The Funds’ carryforward losses and post-December losses are determined only at the end of each fiscal year. At October 31, 2022, the Funds’ fiscal year end, CBLS and CBSE had short term capital losses remaining of $862,543 and $1,483,390, respectively, which will be carried forward indefinitely to offset future realized capital gains. At October 31, 2022, the Funds’ fiscal year end, CBLS has long-term capital loss carryover in the amount of $41,145, which will be carried forward indefinitely to offset future realized capital gains. At October 31, 2022, the Funds’ fiscal year end, CBLS deferred, on a tax basis, late year ordinary losses of $42,654.

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to redemptions in-kind. For the year ended October 31, 2022, the following reclassifications were made for permanent tax differences on the Statements of Assets and Liabilities.

	Total Distributable Earnings (Losses)	Paid-In Capital
CBLS	$(159,938)	$159,938
CBSE	(214,910)	214,910

Changebridge ETFs

Notes to Financial Statements

October 31, 2022 (Continued)

6.	INVESTMENT TRANSACTIONS

During the fiscal year ended October 31, 2022, the Funds realized net capital gains and losses resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Funds rather than for cash. Because such gains are not taxable to the Funds, and are not distributed to shareholders, they have been reclassified from distributable earnings (accumulated losses) to paid in-capital. The amounts of realized gains and losses from in-kind redemptions included in realized gain/(loss) on investments in the Statements of Operations is as follows:

	Realized Gains	Realized Losses
CBLS	$337,241	$(47,050)
CBSE	303,215	(30,708)

Purchases and sales of investments (excluding short-term investments), creations in-kind and redemptions in-kind for the year ended October 31, 2022, were as follows:

	Purchases	Sales	Creations In-Kind	Redemptions In-Kind
CBLS	$28,777,319	$27,951,585	$613,489	$1,832,287
CBSE	16,615,138	16,698,586	—	1,557,982

7.	PRINCIPAL RISKS

As with all ETFs, shareholders of the Funds are subject to the risk that their investment could lose money. Each Fund is subject to the principal risks, any of which may adversely affect a Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted, nor its effect on the Funds.

A complete description of the principal risks is included in the prospectus under the heading “Principal Investment Risks.”

8.	SUBSEQUENT EVENTS

On December 28, 2022, Changebridge Sustainable Equity ETF paid a distribution to shareholders of record on December 27, 2022, as follows:

Ordinary Income Rate	Ordinary Income Distribution Paid
$ 0.113	$ 29,357

Other than as disclosed, there were no other subsequent events requiring recognition or disclosure through the date the financial statements were issued.

Changebridge ETFs

Report of Independent Registered Public Accounting Firm

To the Shareholders of Changebridge ETFs and
Board of Trustees of Listed Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and securities sold short, of Changebridge Capital Long/Short Equity ETF and Changebridge Capital Sustainable Equity ETF (the “Funds”), each a series of Listed Funds Trust, as of October 31, 2022, the related statements of operations and cash flows (if applicable), the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, the results of their operations and cash flows (if applicable), the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statement of Cash Flows	Statements of Changes in Net Assets	Financial Highlights
Changebridge Capital Long/Short Equity ETF	For the year ended October 31, 2022		For the year ended October 31, 2022 and for the period from November 12, 2020 (commencement of operations) through October 31, 2021
Changebridge Capital Sustainable Equity ETF	For the year ended October 31, 2022	Not applicable	For the year ended October 31, 2022 and for the period from November 12, 2020 (commencement of operations) through October 31, 2021

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2020.

COHEN & COMPANY, LTD.
Cleveland, Ohio
December 27, 2022

Changebridge ETFs

Board Consideration & Approval of Advisory Agreement

(Unaudited)

At a special meeting held on May 3, 2022 and a quarterly meeting held on June 15-16, 2022 (together, the “Meetings”), the Board of Trustees (the “Board”) of Listed Funds Trust (the “Trust”), including those trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Trustees”), considered the approval of the following advisory agreements (collectively, the “Agreements”) with respect to the Changebridge Capital Long/Short Equity ETF and Changebridge Sustainable Equity ETF (each, a “Fund and collectively, the “Funds”):

●	an Interim Advisory Agreement between Changebridge Capital, LLC (the “Adviser”) and the Trust, on behalf of the Funds (the “Interim Advisory Agreement”); and

●	a new Advisory Agreement between the Adviser and the Trust, on behalf of the Funds (the “New Advisory Agreement”).

The Board considered that the Interim Advisory Agreement would replace the Investment Advisory Agreement dated October 29, 2020 between the Trust, on behalf of the Funds, and the Adviser (the “Former Advisory Agreement”), which had been in effect since the Funds’ inception in November 2020. The Board also considered that the Interim Advisory Agreement would enable the Adviser to continue serving as the Funds’ adviser following the automatic termination of the Former Advisory Agreement due to a change in the Adviser’s operating agreement following a capital infusion (the “Transaction”).

The Board considered that the Interim Advisory Agreement would be effective for up to 150 days from the date of the Transaction. The Board further considered that the New Advisory Agreement would also require approval by the vote of a majority of the outstanding voting securities of each Fund, and that, pending the requisite approvals, the New Advisory Agreement was expected to become effective in the third quarter of 2022. The Board noted that it was being asked to consider the Agreements because the Adviser made a change to the Adviser’s operating agreement following a capital infusion which resulted in the automatic termination of the Former Advisory Agreement. The Board was informed that the terms of the Agreements were identical in all material respects to the terms of the Former Advisory Agreement, except that certain terms are required to be included by Securities and Exchange Commission rules, such as the 150-day term.

In addition to the written materials provided to the Board in advance of the Meeting, representatives from the Adviser provided the Board with an overview, during the Meeting, of the Transaction, the services provided to the Funds by the Adviser, and additional information about the Adviser’s personnel and operations. The Board considered the materials it received in advance of the Meeting, including a memorandum from legal counsel to the Trust regarding the responsibilities of the Trustees in considering the approval of the Agreements under the 1940 Act. The Board also considered information conveyed during the Adviser’s oral presentation and information provided over the course of the prior year. The Board deliberated on the approval of the Agreements in light of this information. Throughout the process, the Trustees were afforded the opportunity to ask questions of, and request additional materials from, the Adviser. The Independent Trustees also met in executive session with counsel to the Trust to further discuss the advisory arrangement and the Independent Trustees’ responsibilities relating thereto.

At the Meetings, the Board and the Independent Trustees evaluated a number of factors, including, among other things: (i) the nature, extent, and quality of the services provided by the Adviser to the Funds; (ii) each Fund’s expenses and performance; (iii) the cost of the services provided and profits to be realized by the Adviser from the relationship with the Funds; (iv) comparative fee and expense data for each Fund and other investment companies with similar investment objectives; (v) the extent to which the advisory fee for each Fund reflects economies of scale shared its shareholders; (vi) any benefits derived by the Adviser from the relationship with each Fund, including any fall-out benefits enjoyed by the Adviser; and (vii) other factors the Board deemed relevant. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the advisory arrangement and the approval of the New Agreements. In its deliberations, the Board did not identify any single piece of information that was paramount or controlling and the individual Trustees may have attributed different weights to various factors.

Nature, Extent, and Quality of Services Provided. The Board considered the scope of services provided under the Agreements, noting that the Adviser expected to continue to provide substantially similar investment management services to the Funds. In considering the nature, extent, and quality of the services provided by the Adviser, the Board considered the quality of the Adviser’s compliance infrastructure and past reports from the Trust’s Chief Compliance Officer (“CCO”). The Board also considered its previous experience with the Adviser and the investment management services it has provided to the Funds. The

Changebridge ETFs

Board Consideration & Approval of Advisory Agreement

(Unaudited) (Continued)

Board noted that it had received a copy of the Adviser’s registration form on Form ADV, as well as the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the firm’s key personnel, the firm’s cybersecurity policy, and the services provided by the Adviser.

In addition to the Adviser’s responsibilities with respect to implementing the Funds’ investment programs, the Board also considered other services currently provided by the Adviser to the Funds, such as monitoring adherence to each Fund’s investment restrictions, monitoring compliance with various policies and procedures and with applicable securities regulations, and monitoring the extent to which each Fund achieved its investment objective as an actively managed fund. The Board further considered the oral information provided by the Adviser with respect to the ongoing impact of the COVID-19 pandemic on the Adviser’s operations.

Historical Performance. The Board noted that it had received information regarding each Fund’s performance for various time periods in the materials and considered each Fund’s performance for periods ended March 31, 2022, unless otherwise noted.

Changebridge Capital Long/Short Equity ETF: The Board noted that, for the one-year period, the Fund significantly underperformed the Wilshire Liquid Alternative Equity Hedge Total Return Index (the “Benchmark”), before fees and expenses, and that the Fund slightly underperformed the Benchmark for the since inception period. The Board also noted that, for the one-year period as of April 30, 2022, the Fund underperformed the median for funds in the universe of Long-Short Equity ETFs as reported by Morningstar (the “Category Peer Group”).

The Board also considered the Fund’s performance relative to the most direct competitors as identified by the Adviser which are actively managed ETFs and open-end mutual funds with a liquid alternative investment strategy (the “Selected Peer Group”). The Board noted that, for the one-year period, the Fund significantly underperformed the Selected Peer Group.

Changebridge Capital Sustainable Equity ETF: The Board noted that, for the one-year period, the Fund significantly underperformed the S&P 500 Total Return Index (the “Benchmark”), before fees and expenses, and that the Fund underperformed the Benchmark for the since inception period. The Board also noted that, for the one-year period as of April 30, 2022, the Fund significantly underperformed the median for funds in the universe of Small Growth ETFs as reported by Morningstar (the “Category Peer Group”).

The Board also considered the Fund’s performance relative to the most direct competitors as identified by the Adviser which are actively managed ETFs and open-end mutual funds with an equity strategy (the “Selected Peer Group”). The Board noted that, for the one-year period, the Fund performed within the range of returns of the Selected Peer Group.

Cost of Services Provided and Profitability. The Board reviewed the expense ratio for each of the Funds and compared each Fund’s expense ratio to its respective Category Peer Group and Selected Peer Group as follows:

Changebridge Capital Long/Short Equity ETF: The Board noted that the expense ratio for the Fund, which consists entirely of the “unified fee” described below, was higher than the median of its Category Peer Group, but within the range of expense ratios for the Category Peer Group. The Board further noted that the Fund’s expense ratio was within the range of expense ratios for the Selected Peer Group.

Changebridge Capital Sustainable Equity ETF: The Board noted that the expense ratio for the Fund, which consists entirely of the “unified fee” described below, equaled the median of its Category Peer Group and was within the range of expense ratios for the Selected Peer Group.

The Board took into consideration that the Adviser charges a “unitary fee,” meaning the Funds pay no expenses except for the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, other than its advisory fee or certain other costs such as interest, brokerage, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant, to the extent it is implemented, fees pursuant to a Distribution (Rule 12b 1 under the 1940 Act) Plan. The Board noted that the Adviser continued to be responsible for compensating the Funds’

Changebridge ETFs

Board Consideration & Approval of Advisory Agreement

(Unaudited) (Continued)

other service providers and paying each Fund’s other expenses out of its own fee and resources. The Board also evaluated the compensation and benefits received by the Adviser from its relationship with the Funds, taking into account analyses of the Adviser’s profitability with respect to each Fund.

Economies of Scale. The Board noted that it is not yet evident that the Funds have reached the size at which they have begun to realize economies of scale, but acknowledged that breakpoints might be warranted if the Funds’ expressed the view that it currently appeared that the Adviser might realize economies of scale in managing the Funds as assets continue to grow in size. However, the Board further determined that, based on the amount and structure of each Fund’s unitary fee, any such economies of scale would be shared with such Fund’s shareholders. The Board stated that it would monitor fees as the Fund grows and consider whether fee breakpoints may be warranted in the future.

Conclusion. No single factor was determinative of the Board’s decision to approve the Agreements; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Agreements, including the compensation payable under the Agreements, was fair and reasonable to each Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the Agreements was in the best interests of each Fund and its respective shareholders.

Changebridge ETFs

Supplemental Information

(Unaudited)

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Funds. Please read the prospectus carefully before investing. A copy of the prospectus for the Funds may be obtained without charge by writing to the Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling 1-800-617-0004, or by visiting the Funds’ website at www.changebridgefunds.com.

QUARTERLY PORTFOLIO HOLDING INFORMATION

Each Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available without charge, upon request, by calling toll-free at 1-800-617-0004. Furthermore, you may obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov.

PROXY VOTING INFORMATION

Each Fund is required to file a Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. The Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-800-617-0004 and on the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Funds trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds is available without charge, on the Funds’ website at www.changebridgefunds.com.

Changebridge ETFs

Board of Trustees and Officers

October 31, 2022 (Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers, and is available, without charge upon request by calling 1-800-617-0004, or by visiting the Funds’ website at www.changebridgefunds.com.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
John L. Jacobs Year of birth: 1959	Trustee and Audit Committee Chair	Indefinite term; since 2017	Chairman of Alerian, Inc. (since June 2018); Founder and CEO of Q3 Advisors, LLC (financial consulting firm) (since 2015); Executive Director of Center for Financial Markets and Policy (2016–2022); Distinguished Policy Fellow and Executive Director, Center for Financial Markets and Policy, Georgetown University (2015–2022); Senior Advisor, Nasdaq OMX Group (2015–2016); Executive Vice President, Nasdaq OMX Group (2013–2015)	52

Independent Trustee, SHP ETF Trust (since 2021) (2 portfolios); Director, tZERO Group, Inc. (since 2020); Independent Trustee, Procure ETF Trust II (since 2018) (1 portfolio); Independent Trustee, Horizons ETF Trust I (2015-2019)

Koji Felton Year of birth: 1961	Trustee	Indefinite term; since 2019	Retired; formerly Counsel, Kohlberg Kravis Roberts & Co. L.P. (investment firm) (2013–2015); Counsel, Dechert LLP (law firm) (2011–2013)	52	Independent Trustee, Series Portfolios Trust (since 2015) (10 portfolios)
Pamela H. Conroy Year of birth: 1961	Trustee and Nominating and Governance Committee Chair	Indefinite term; since 2019	Retired; formerly Executive Vice President, Chief Operating Officer & Chief Compliance Officer, Institutional Capital Corporation (investment firm) (1994–2008)	52	Independent Trustee, Frontier Funds, Inc. (since 2020) (6 portfolios)
Interested Trustee
Paul R. Fearday, CPA* Year of birth: 1979	Trustee and Chairman	Indefinite term; since 2019	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2008)	52	None

*

This Trustee is considered an “Interested Trustee” as defined in the 1940 Act because of his affiliation with U.S. Bancorp Fund Services, d/b/a U.S. Bank Global Fund Services and U.S. Bank N.A., which provide fund accounting, administration, transfer agency and custodian services to the Funds.

Changebridge ETFs

Board of Trustees and Officers

October 31, 2022 (Unaudited) (Continued)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Gregory Bakken Year of birth: 1983	President and Principal Executive Officer	Indefinite term, February 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2006)
Travis G. Babich Year of birth: 1980	Treasurer and Principal Financial Officer	Indefinite term, September 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2005)
Kacie G. Briody Year of birth: 1992	Assistant Treasurer	Indefinite term, March 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2021); Officer, U.S. Bancorp Fund Services, LLC (2014 to 2021)
Kent Barnes Year of birth: 1968	Secretary	Indefinite term, February 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2018); Chief Compliance Officer, Rafferty Asset Management, LLC (2016 to 2018); Vice President, U.S. Bancorp Fund Services, LLC (2007 to 2016)
Christi C. James Year of birth: 1974	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term, July 2022

Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Principal Consultant, ACA Group (2021 to 2022); Lead Manager, Communications Compliance, T. Rowe Price Investment Services, Inc. (2018 to 2021); Compliance & Legal Manager, CR Group LP (2017 to 2018).

Joshua J. Hinderliter Year of birth: 1983	Assistant Secretary	Indefinite term, May 2022	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Managing Associate, Thompson Hine LLP (2016 to 2022)

Changebridge ETFs

Privacy Policy

October 31, 2022 (Unaudited)

We are committed to respecting the privacy of personal information you entrust to us in the course of doing business with us.

The Funds collect non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;

●	Information you give us orally; and/or

●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Investment Adviser:

Changebridge Capital, LLC
180 Canal Street, Suite 600
Boston, MA 02114

Legal Counsel:

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, N.W.
Washington, D.C. 20004

Independent Registered Public Accounting Firm:

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Distributor:

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Administrator, Fund Accountant & Transfer Agent:

U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
615 E. Michigan St.
Milwaukee, WI 53202

Custodian:

U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

This information must be preceded or accompanied by a current prospectus for the Funds.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. John Jacobs is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2022	FYE 10/31/2021
Audit Fees	$27,500	$27,500
Audit-Related Fees	$0	$0
Tax Fees	$6,000	$6,000
All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2022	FYE 10/31/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 10/31/2022	FYE 10/31/2021
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The entire Board of Trustees is acting as the registrant’s audit committee.

(b) Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Listed Funds Trust

By (Signature and Title)*	/s/ Gregory C. Bakken
Gregory C. Bakken, President/Principal Executive Officer

Date	1/4/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gregory C. Bakken
Gregory C. Bakken, President/Principal Executive Officer

Date	1/4/2023

By (Signature and Title)*	/s/ Travis G. Babich
Travis G. Babich, Treasurer/Principal Financial Officer

Date	1/4/2023

* Print the name and title of each signing officer under his or her signature.